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                                                                    Exhibit 99.3

                   CNG GUARANTEE AND CASH COLLATERAL AGREEMENT

                  GUARANTEE AND CASH COLLATERAL AGREEMENT, dated as of November 15, 1996, made by COLE NATIONAL GROUP, INC., a Delaware corporation (the "GUARANTOR"), in favor of Canadian Imperial Bank of Commerce, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for (i) the banks and other financial institutions (the "LENDERS") from time to time parties to the Credit Agreement, dated as of November 15, 1996 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Cole Vision Corporation, Things Remembered, Inc., Cole Gift Centers, Inc., Pearle, Inc. and Pearle Service Corporation (collectively, the "BORROWERS"), the Lenders and the Administrative Agent and (ii) the other Secured Parties (as defined below) parties hereto.

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

                  WHEREAS, the Borrowers are members of an affiliated group of companies that includes the Guarantor;

                  WHEREAS, the proceeds of the extensions of credit will be used in part to enable the Borrowers to make valuable transfers to the Guarantor in connection with the operation of their respective businesses;

                  WHEREAS, the Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

                  WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement that the Guarantor shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Secured Parties;

                  NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, the Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

                            SECTION 1. DEFINED TERMS





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     1.1 DEFINITIONS. (a) Unless otherwise defined herein, terms defined in the
Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          (b) The following terms shall have the following meanings:

          "AGREEMENT": this CNG Guarantee and Cash Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "BANK ACKNOWLEDGMENT LETTER": the Bank Acknowledgment Letter to be executed and delivered by CoreStates Bank N.A., the Guarantor and the Administrative Agent, substantially in the form of Exhibit A, as the same may be amended, supplemented or otherwise modified from time to time.

          "CASH COLLATERAL": the collective reference to:

          (a) all cash, instruments, securities and funds deposited from time to time in the Cash Collateral Account, including, without limitation, all cash or other money proceeds of any collateral subject to a security interest for the benefit of the Administrative Agent under any Loan Document;

          (b) all investments of funds in the Cash Collateral Account and all instruments and securities evidencing such investments; and

          (c) all interest, dividends, cash, instruments, securities and other property received in respect of, or as proceeds of, or in substitution or exchange for, any of the foregoing.

          "CASH COLLATERAL ACCOUNT": account no. 141-387-1466 established at the office of CoreStates Bank N.A. located at 1345 Chestnut St., P.O. Box 7618, Philadelphia, Pennsylvania 19101-7618..

          "CODE": the Uniform Commercial Code as from time to time in effect in the State of New York.

          "COLLATERAL": the collective reference to the Cash Collateral and the Cash Collateral Account.

          "GUARANTOR": as defined in the preamble hereto.

          "HEDGE AGREEMENTS": as to any Person, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies, including, without limitation, all Interest Rate Protection




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     Agreements and Permitted Hedging Arrangements with respect to currency exchange rates.

          "OBLIGATIONS": the collective reference to the unpaid principal of and interest on the Revolving Credit Loans and Reimbursement Obligations and all other obligations and liabilities of the Borrowers (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Revolving Credit Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrowers, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender (or, in the case of any Hedge Agreement referred to below, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit or any Hedge Agreement entered into by any Borrower with any Lender (or, in the case of any Hedge Agreement, any Affiliate of any Lender) or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by any Borrower pursuant to the terms of any of the foregoing agreements).

          "SECURED OBLIGATIONS": the collective reference to the Obligations and all obligations and liabilities of the Guarantor which may arise under or in connection with this Agreement or any other Loan Document to which the Guarantor is a party, whether on account of reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Guarantor pursuant to the terms of this Agreement or any other Loan Document to which the Guarantor is a party).

          "SECURED PARTIES": the collective reference to the Administrative Agent, the Lenders (including, without limitation, the Issuing Lender) and any Affiliate of any Lender which has entered into a Hedge Agreement with any Borrower or any Subsidiary.

     1.2 OTHER DEFINITIONAL PROVISIONS. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.




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     (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


                              SECTION 2. GUARANTEE

     2.1 GUARANTEE. (a) The Guarantor hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations; PROVIDED that the Guarantor's liability hereunder at any time shall be limited to amounts on deposit in the Cash Collateral Account.

     (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of the Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by the Guarantor under applicable federal and state laws relating to the insolvency of debtors.

     (c) The Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any other Secured Party hereunder.

     (d) The guarantee contained in this Section 2 shall remain in full force and effect until the first date on which all the Obligations and the obligations of the Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrowers may be free from any Obligations.

     (e) No payment made by any Borrower, the Guarantor, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Secured Party from any Borrower, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by the Guarantor in respect of the Obligations or any payment received or collected from the Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of the Guarantor hereunder until the first date on which the Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.





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     2.2 NO SUBROGATION. Notwithstanding any payment made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Administrative Agent or any other Secured Party, the Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any other Secured Party against any Borrower or any collateral security or guarantee or right of offset held by the Administrative Agent or any other Secured Party for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower in respect of payments made by the Guarantor hereunder, until all amounts owing to the Administrative Agent and the other Secured Parties by the Borrowers on account of the Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Administrative Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

     2.3 AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent or any other Secured Party may be rescinded by the Administrative Agent or such other Secured Party and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any other Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Majority Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any other Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

     2.4 GUARANTEE ABSOLUTE AND UNCONDITIONAL. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained




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in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between any Borrower and the Guarantor, on the one hand, and the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrowers or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment. The Guarantor hereby waives, to the extent it may legally do so, any and all defenses that it may have arising out of or in connection with any and all of the following: (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Borrower against the Administrative Agent or any other Secured Party, (c) any change in the time, place, manner or place of payment, amendment, or waiver or increase in the Obligations, (d) any exchange, taking, or release of Collateral, (e) any change in the corporate structure or existence of any Borrower, (f) any application of Collateral to Obligations or (g) any other circumstance whatsoever (with or without notice to or knowledge of such Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for the Obligations, or of the Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against the Guarantor, the Administrative Agent or any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Borrower or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower or any other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any other Secured Party against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     2.5 REINSTATEMENT. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Secured Party upon the insolvency,




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bankruptcy, dissolution, liquidation or reorganization of any Borrower or the
Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     2.6 PAYMENTS. The Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the office of the Administrative Agent located at 425 Lexington Avenue, 7th Avenue, New York, New York 10017.


                      SECTION 3. GRANT OF SECURITY INTEREST

     3.1 GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, the Guarantor hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in the Collateral.

     3.2 MAINTENANCE OF CASH COLLATERAL ACCOUNT. (a) The Cash Collateral Account shall be maintained until the Secured Obligations have been paid and performed in full.


                    SECTION 4. REPRESENTATIONS AND WARRANTIES

     To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, the Guarantor hereby represents and warrants to the Administrative Agent and each other Secured Party that:

     4.1 REPRESENTATIONS IN CREDIT AGREEMENT. (a) The representations and warranties set forth in Section 5 of the Credit Agreement as they relate to the Guarantor or to the Loan Documents to which the Guarantor is a party or to the Transaction Documents to which the Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Administrative Agent and each other Secured Party shall be entitled to rely on each of them as if they were fully set forth herein; PROVIDED that each reference in each such representation and warranty to any Borrower's knowledge shall, for the purposes of this Section 4.1(a), be deemed to be a reference to the Guarantor's knowledge.

     4.2 TITLE; NO OTHER LIENS. Except for the security interest granted to the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement, the Guarantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to




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all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement or for which termination statements will be delivered on the Closing Date.

     4.3 PERFECTED FIRST PRIORITY LIENS. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on SCHEDULE 1 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) and upon the execution and delivery of the Bank Acknowledgement Letter by the parties thereto, will constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations of the Guarantor, enforceable in accordance with the terms hereof against all creditors of the Guarantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof.

     4.4 CHIEF EXECUTIVE OFFICE. On the date hereof, the Guarantor's jurisdiction of organization is Delaware and the location of the Guarantor's chief executive office is 5915 Landerbrook Drive, Mayfield Heights, Ohio 44124.


                              SECTION 5. COVENANTS

     The Guarantor covenants and agrees with the Administrative Agent and the other Secured Parties that, from and after the date of this Agreement until the Secured Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

     5.1 COVENANTS IN CREDIT AGREEMENT. The Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by the Guarantor or any of its Subsidiaries.

     5.2 PAYMENT OF OBLIGATIONS. The Guarantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of the Guarantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.





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     5.3 MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER DOCUMENTATION. (a)
The Guarantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section
4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever.

     (b) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Guarantor, the Guarantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

     5.4 CHANGES IN LOCATIONS, NAME, ETC. The Guarantor will not, except upon 30 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein:

          (i) change the location of its chief executive office from that referred to in Section 4.4; or

          (ii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become misleading.

     5.5 NOTICES. The Guarantor will advise the Administrative Agent promptly, in reasonable detail, of any Lien of which the Guarantor obtains actual knowledge (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.


                         SECTION 6. REMEDIAL PROVISIONS

     6.1 CODE AND OTHER REMEDIES. At any time and from time to time after the occurrence and during the continuance of an Event of Default, the Administrative Agent may, without notice of any kind, except for notices required by law which may not be waived, apply the Collateral, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative




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Agent and the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Administrative Agent, to the payment in whole or in part of the Secured Obligations, in such order as the Administrative Agent in its sole discretion may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation,
Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Guarantor. In addition to the rights, powers and remedies granted to it under this Agreement and in any other agreement securing, evidencing or relating to the Secured Obligations, the Administrative Agent shall have all the rights, powers and remedies available at law, including, without limitation, the rights and remedies of a secured party under the Code. To the extent permitted by law, the Guarantor waives presentment, demand, protest and all notices of any kind and all claims, damages and demands it may acquire against the Administrative Agent or any Secured Party arising out of the exercise by them of any rights hereunder.

                       SECTION 7. THE ADMINISTRATIVE AGENT

     7.1 ADMINISTRATIVE AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT, ETC. (a) The Guarantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent of the Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Guarantor and in the name of the Guarantor or in the Administrative Agent's own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer. Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

     (b) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due ABR Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Guarantor, shall be payable by the Guarantor to the Administrative Agent on demand.

     (c) The Guarantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     7.2 DUTY OF ADMINISTRATIVE AGENT. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its




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possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Guarantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the other Secured Parties hereunder are solely to protect the Administrative Agent's and the other Secured Parties' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers. The Administrative Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Guarantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

     7.3 EXECUTION OF FINANCING STATEMENTS. Pursuant to Section 9-402 of the Code and any other applicable law, the Guarantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of the Guarantor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

     7.4 AUTHORITY OF ADMINISTRATIVE AGENT. The Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement or any amendment, supplement or other modification of this Agreement shall, as between the Administrative Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.


                            SECTION 8. MISCELLANEOUS

     8.1 AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a




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written instrument executed by the Guarantor and the Administrative Agent,
PROVIDED that any provision of this Agreement imposing obligations on the Guarantor may be waived by the Administrative Agent in a written instrument executed by the Administrative Agent.

     8.2 NOTICES. All notices, requests and demands to or upon the Administrative Agent or the Guarantor hereunder shall be effected in the manner provided for in subsection 11.2 of the Credit Agreement; PROVIDED that any such notice, request or demand to or upon the Guarantor shall be addressed to the Guarantor at:

                           5915 Landerbrook Drive
                           Mayfield Heights, Ohio 44124
                           Attention:  Joseph Gaglioti
                           Fax:  (216) 461-3489.

with a copy to:

                           Jones, Day, Reavis & Pogue
                           North Point
                           901 Lakeside Avenue
                           Cleveland, Ohio 44114
                           Attention:  David P. Porter, Esq.
                           Fax:  (216) 579-0212

     8.3 NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE REMEDIES. Neither the Administrative Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     8.4 ENFORCEMENT EXPENSES; INDEMNIFICATION. (a) The Guarantor agrees to pay or reimburse each Secured Party and the Administrative Agent for all their respective costs and expenses incurred in collecting against the Guarantor under the guarantee contained in Section 2 or otherwise enforcing any rights under this Agreement and the other Loan Documents to which the Guarantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Secured Party and of counsel to the Administrative Agent.

     (b) The Guarantor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     (c) The Guarantor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement (collectively, the "INDEMNIFIED LIABILITIES") to the extent the Borrowers would be required to do so pursuant to Section 11.5 of the Credit Agreement.

     (d) The agreements in this Section 8.4 shall survive repayment of the Secured Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

     8.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Administrative Agent and the Secured Parties and their successors and assigns; PROVIDED that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

     8.6 SET-OFF. The Guarantor hereby irrevocably authorizes the Administrative Agent and each other Secured Party at any time and from time to time without notice to the Guarantor or any Borrower, any such notice being expressly waived by the Guarantor and by the Borrowers, upon any amount remaining unpaid after it becomes due and payable by the Guarantor hereunder to set-off and appropriate and apply against any such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such other Secured Party to or for the credit or the account of the Guarantor, or any part thereof in such amounts as the Administrative Agent or such other Secured Party may elect. The Administrative Agent and each other Secured Party shall notify the Guarantor promptly of any such set-off and the application made by the Administrative Agent or such other Secured Party of the proceeds thereof; PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each other Secured Party under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such other Secured Party may have.

     8.7 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8.8 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     8.9 SECTION HEADINGS. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     8.10 INTEGRATION. This Agreement and the other Loan Documents represent the agreement of the Guarantor, the Administrative Agent and the other Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any other Secured Party relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

     8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     8.12 SUBMISSION TO JURISDICTION; WAIVERS. The Guarantor hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any exemplary, punitive or consequential damages.

     8.13 ACKNOWLEDGEMENTS. The Guarantor hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

          (b) neither the Administrative Agent nor any other Secured Party has any fiduciary relationship with or duty to the Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantor, on the one hand, and the Administrative Agent and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Guarantor and the Secured Parties.

     8.14 WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

     8.15 RELEASES. At such time as the Revolving Credit Loans, the Reimbursement Obligations and the other Secured Obligations shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and the Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Guarantor. At the request and sole expense of the Guarantor following any such termination, the Administrative Agent shall deliver to the Guarantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to the Guarantor such documents as the Guarantor shall reasonably request to evidence such termination.

     IN WITNESS WHEREOF, the undersigned has caused this CNG Guarantee and Cash Collateral Agreement to be duly executed and delivered as of the date first above written.

                                COLE NATIONAL GROUP, INC.


                                By:      _______________________________
                                         Title:

                                                                       EXHIBIT A
                                                                       ---------

                       FORM OF BANK ACKNOWLEDGEMENT LETTER

                                       November _, 1996

CoreStates Bank N.A.
[address]

Attention:

Re:      Cole National Group, Inc. (hereinafter "CNG")
         Account Number [_________________] (hereinafter the "CASH COLLATERAL ACCOUNT")

Ladies and Gentlemen:

                  Please be advised that we have entered into the CNG Guarantee and Cash Collateral Agreement, dated as of November __, 1996 (the "CNG GUARANTEE AND CASH COLLATERAL AGREEMENT"), made by CNG in favor Canadian Imperial Bank of Commerce, New York Agency, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT"), pursuant which we have been granted a security interest in the Cash Collateral Account and all cash, instruments, securities and funds deposited from time to time in the Cash Collateral Account, all investments of funds in the Cash Collateral Account and all instruments and securities evidencing such investments and all interest, dividends, cash, instruments, securities and other property received in respect of, or as proceeds of, or in substitution or exchange for, any of the foregoing.

                  CNG hereby agrees that it will not permit the Cash Collateral Account to become subject to any other pledge, assignment, lien, charge or encumbrance of any kind, nature or description. CoreStates Bank, N.A. (the "BANK") hereby agrees that it will maintain the Cash Collateral Account and hold any checks, drafts, notes, money and acceptances, cash and other evidences of indebtedness ("REMITTANCES") included therein, as custodian for the Administrative Agent in accordance with the terms of this agreement. The Bank will provide copies of the monthly bank statement with respect to the Cash Collateral Account to the Administrative Agent at the address listed below.

                  Upon notification from the Administrative Agent that an Event of Default has occurred under the Credit Agreement, dated as of November __, 1996, among Cole Vision Corporation, Things Remembered, Inc., Cole Gift Centers, Inc., Pearle, Inc., Pearle Service Corporation, the Lenders parties thereto and the Administrative Agent (the "CREDIT AGREEMENT"), the Bank hereby agrees that it will not permit CNG to withdraw monies from the Cash Collateral Account and, at the direction of the Administrative Agent from time to time, the Bank will transfer all collected and available funds in the account at such time via federal funds wire to the Administrative Agent at:

              Canadian Imperial Bank of Commerce, New York Agency,
                             as Administrative Agent
                              425 Lexington Avenue
                            New York, New York 10017
                          Attention: [_______________]
                         Account No. [________________]

                  The Bank shall be fully protected in acting on any order or direction by the Administrative Agent respecting the Cash Collateral Account and disposition of Remittances without making any inquiry whatsoever as to the Administrative Agent's right or authority to give such order or direction or as to the application or any payment made pursuant thereto. In the event that the Bank is uncertain as to what action it should with respect to any instructions relating to the Cash Collateral Account, the Bank may request instructions from the Administrative Agent and shall be absolutely protected in following such instructions.

                  The Bank agrees that it shall not set-off, deduct, or claim against the Cash Collateral Account or the Remittances unless, and until, all of CNG's Obligations (as defined in the CNG Guarantee and Cash Collateral Agreement) to the Administrative Agent have been paid in full, PROVIDED, HOWEVER, that notwithstanding the foregoing, the Bank may charge the Cash Collateral Account for all service charges, returned items and any other charges to which it may be entitled for maintaining the Cash Collateral Account.

                  Neither the Bank nor CNG will close the Cash Collateral Account without giving the Administrative Agent at least thirty (30) days prior written notice thereof.

                  No modifications or changes in any form may be made to this agreement without the prior written consent of the Administrative Agent.

                  This letter agreement may be executed in one or more counterparts, each of which shall constitute one and the same instrument.

                  If the foregoing conforms with your understanding, please sign and return the duplicate enclosed copies of this letter, whereupon this letter, when signed by all requisite parties hereto, shall be binding on all parties.

                                        Very truly yours,

                                        CANADIAN IMPERIAL BANK OF
                                         COMMERCE, as Administrative Agent


                                        By:      ____________________________
                                                 Name:
                                                 Title:

Accepted and agreed to as of the date first written above by:

CORESTATES BANK N.A.


By:      _______________________________
         Name:
         Title:

COLE NATIONAL GROUP, INC.


By:      _______________________________
         Title: